SCHEDULE D

TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes

(Amended as of May 17, 2012)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Morgan Class Shares

JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund – Reserve Class Shares

JPMorgan 100% U.S. Treasury Securities Money Market Fund – Service Shares	N/A

JPMorgan California Municipal Money Market Fund – Morgan Class Shares	JPMorgan California Tax Free Money Market Fund – Morgan Class Shares

JPMorgan California Municipal Money Market Fund – E*TRADE Class Shares	N/A

JPMorgan California Municipal Money Market Fund – Service Shares	N/A

JPMorgan Federal Money Market Fund – Morgan Class Shares	JPMorgan Federal Money Market Fund – Morgan Class Shares

JPMorgan Federal Money Market Fund – Reserve Class Shares	JPMorgan Federal Money Market Fund – Reserve Class Shares

JPMorgan New York Municipal Market Fund – Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund – Morgan Class Shares

JPMorgan New York Municipal Market Fund – Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund – Reserve Class Shares

JPMorgan New York Municipal Money Market Fund – E*TRADE Class Shares	N/A

JPMorgan New York Municipal Money Market Fund – Service Shares	N/A

JPMorgan Prime Money Market Fund – Reserve Class Shares	JPMorgan Prime Money Market Fund – Reserve Class Shares

JPMorgan Prime Money Market Fund – Cash Management Shares	JPMorgan Prime Money Market Fund – Cash Management Shares

JPMorgan Prime Money Market Fund – Service Shares	N/A

JPMorgan Prime Money Market Fund – Eagle Class Shares	N/A

JPMorgan Tax Free Money Market Fund – Morgan Class Shares	JPMorgan Tax Free Money Market Fund – Morgan Class Shares

JPMorgan Tax Free Money Market Fund – Reserve Class Shares	JPMorgan Tax Free Money Market Fund – Reserve Class Shares

JPMorgan Tax Free Money Market Fund – Eagle Class Shares	N/A

JPMorgan U.S. Government Money Market Fund – Morgan Class Shares	One Group Government Money Market Fund – Morgan Class Shares

JPMorgan U.S. Government Money Market Fund – Reserve Class Shares	One Group Government Money Market Fund – Class A Shares

Current Name	Prior Name
JPMorgan U.S. Government Money Market Fund –-Service Shares	N/A

JPMorgan U.S. Government Money Market Fund – Eagle Class Shares	N/A

JPMorgan Michigan Municipal Money Market Fund – Reserve Class Shares	One Group Michigan Municipal Money Market Fund – Class A Shares

JPMorgan Michigan Municipal Money Market Fund – Morgan Class Shares	One Group Michigan Municipal Money Market Fund – Morgan Class Shares

JPMorgan Municipal Money Market Fund – Service Shares	N/A

JPMorgan Municipal Money Market Fund – Reserve Class Shares	One Group Municipal Money Market Fund – Class A Shares

JPMorgan Municipal Money Market Fund – Morgan Class Shares	One Group Municipal Money Market Fund – Morgan Class Shares

JPMorgan Municipal Money Market Fund – E*TRADE Class Shares	N/A

JPMorgan Ohio Municipal Money Market Fund – Reserve Class Shares	One Group Ohio Municipal Money Market Fund – Class A Shares

JPMorgan Ohio Municipal Money Market Fund – Service Shares	N/A

JPMorgan Ohio Municipal Money Market Fund – Morgan Class Shares	One Group Ohio Municipal Money Market Fund – Morgan Class Shares

JPMorgan Liquid Assets Money Market Fund – Reserve Class Shares	One Group Prime Money Market Fund – Class A Shares

JPMorgan Liquid Assets Money Market Fund – Morgan Class Shares	One Group Prime Money Market Fund – Morgan Class Shares

JPMorgan Liquid Assets Money Market Fund – Service Shares	N/A

JPMorgan Liquid Assets Money Market Fund – E*TRADE Class Shares	N/A

JPMorgan U.S. Treasury Plus Money Market Fund – Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund – Class A Shares

JPMorgan U.S. Treasury Plus Money Market Fund – Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund – Morgan Class Shares

JPMorgan U.S. Treasury Plus Money Market Fund – Service Shares	N/A

JPMorgan U.S. Treasury Plus Money Market Fund – Eagle Class Shares	N/A

Equity Funds

Current Name	Prior Name
JPMorgan Disciplined Equity Fund – Class A Shares	JPMorgan Disciplined Equity Fund – Class A Shares

JPMorgan Diversified Fund – Class A Shares	JPMorgan Diversified Fund – Class A Shares

JPMorgan Dynamic Small Cap Growth Fund – Class A Shares	JPMorgan Dynamic Small Cap Fund – Class A Shares (name effective until 6/29/07)

JPMorgan Asia Equity Fund – Class A Shares	JPMorgan Fleming Asia Equity Fund – Class A Shares

JPMorgan Emerging Markets Equity Fund – Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class A Shares

JPMorgan International Equity Fund – Class A Shares	JPMorgan Fleming International Equity Fund – Class A Shares

Current Name	Prior Name
JPMorgan International Equity Fund – Class R2 Shares	N/A

JPMorgan International Opportunities Fund – Class A Shares	JPMorgan Fleming International Opportunities Fund – Class A Shares

JPMorgan International Small Cap Equity Fund – Class A Shares	JPMorgan Fleming International Small Cap Equity Fund – Class A Shares

JPMorgan International Value Fund – Class A Shares	JPMorgan Fleming International Value Fund – Class A Shares

JPMorgan International Value Fund – Class R2 Shares	N/A

JPMorgan Intrepid European Fund – Class A Shares	JPMorgan Fleming Intrepid European Fund – Class A Shares

JPMorgan Intrepid International Fund – Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund – Class A Shares and JPMorgan Tax Aware International Opportunities Fund – Class A Shares

JPMorgan Intrepid International Fund – Class R2 Shares	N/A

JPMorgan Growth and Income Fund – Class A Shares	JPMorgan Growth and Income Fund – Class A Shares

JPMorgan Intrepid America Fund – Class A Shares	JPMorgan Intrepid America Fund – Class A Shares

JPMorgan Intrepid America Fund – Class R2 Shares	N/A

JPMorgan Intrepid Growth Fund – Class A Shares	JPMorgan Intrepid Growth Fund – Class A Shares

JPMorgan Intrepid Growth Fund – Class R2 Shares	N/A

JPMorgan Intrepid Multi Cap Fund – Class A Shares	JPMorgan Intrepid Investor Fund – Class A Shares and JPMorgan Intrepid Contrarian Fund – Class A (name effective until 4/10/06)

JPMorgan Intrepid Value Fund – Class A Shares	JPMorgan Intrepid Value Fund – Class A Shares

JPMorgan Intrepid Value Fund – Class R2 Shares	N/A

JPMorgan Research Market Neutral Fund – Class A Shares	JPMorgan Market Neutral Fund – Class A Shares (name effective until 2/28/10)

JPMorgan Mid Cap Equity Fund – Class A Shares	JPMorgan Mid Cap Equity Fund – Class A Shares

JPMorgan Growth Advantage Fund – Class A Shares	JPMorgan Mid Cap Growth Fund – Class A Shares

JPMorgan Mid Cap Value Fund – Class A Shares	JPMorgan Mid Cap Value Fund – Class A Shares

JPMorgan Mid Cap Value Fund – Class R2 Shares	N/A

JPMorgan Small Cap Equity Fund – Class A Shares	JPMorgan Small Cap Equity Fund – Class A Shares

JPMorgan Small Cap Equity Fund – Class R2 Shares	N/A

JPMorgan U.S. Equity Fund – Class A Shares	JPMorgan U.S. Equity Fund – Class A Shares

JPMorgan U.S. Equity Fund – Class R2 Shares	N/A

Undiscovered Managers Behavioral Growth Fund – Class A Shares	Undiscovered Managers Behavioral Growth Fund – Class A Shares

Undiscovered Managers Behavioral Growth Fund – Investor Class Shares	Undiscovered Managers Behavioral Growth Fund – Investor Class Shares

Undiscovered Managers Behavioral Value Fund – Class A Shares	Undiscovered Managers Behavioral Value Fund – Class A Shares

JPMorgan Realty Income Fund – Class A Shares	Undiscovered Managers REIT Fund – Class A Shares

JPMorgan Intrepid Mid Cap Fund – Class A Shares	One Group Diversified Mid Cap Fund – Class A Shares and JPMorgan Diversified Mid Cap Fund – Class A Shares

JPMorgan Equity Income Fund – Class A Shares	One Group Equity Income Fund – Class A Shares

JPMorgan Equity Income Fund – Class R2 Shares	N/A

JPMorgan Equity Index Fund – Class A Shares	One Group Equity Index Fund – Class A Shares

JPMorgan International Equity Index Fund – Class A Shares	One Group International Equity Index Fund – Class A Shares

Current Name	Prior Name
JPMorgan International Equity Index Fund – Class R2 Shares	N/A

JPMorgan Large Cap Growth Fund – Class A Shares	One Group Large Cap Growth Fund – Class A Shares

JPMorgan Large Cap Growth Fund – Class R2 Shares	N/A

JPMorgan Large Cap Value Fund – Class A Shares	One Group Large Cap Value Fund – Class A Shares

JPMorgan Large Cap Value Fund – Class R2 Shares	N/A

JPMorgan Market Expansion Index Fund – Class A Shares	One Group Market Expansion Index Fund – Class A Shares

JPMorgan Market Expansion Index Fund – Class R2 Shares	N/A

JPMorgan Multi-Cap Market Neutral Fund – Class A Shares	One Group Market Neutral Fund – Class A Shares

JPMorgan Mid Cap Growth Fund – Class A Shares	One Group Mid Cap Growth Fund – Class A Shares and JPMorgan Diversified Mid Cap Growth Fund – Class A Shares (name effective until 6/27/09)

JPMorgan Mid Cap Growth – Class R2 Shares	JPMorgan Diversified Mid Cap Growth Fund – Class R2 Shares (name effective until 6/27/09)

JPMorgan U.S. Real Estate Fund – Class A Shares	One Group Real Estate Fund – Class A Shares

JPMorgan U.S. Real Estate Fund – Class R2 Shares	N/A

JPMorgan Small Cap Growth Fund – Class A Shares	One Group Small Cap Growth Fund – Class A Shares

JPMorgan Small Cap Growth Fund – Class R2 Shares	N/A

JPMorgan Small Cap Value Fund – Class A Shares	One Group Small Cap Value Fund – Class A Shares

JPMorgan Small Cap Value Fund – Class R2 Shares	N/A

JPMorgan Value Advantage Fund – Class A Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class A Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund – Class R2 Shares	N/A

Highbridge Statistical Market Neutral Fund – Class A Shares	N/A

JPMorgan U.S. Dynamic Plus Fund – Class A Shares	JPMorgan Intrepid Long/Short Fund – Class A Shares (name effective until 11/1/07) and JPMorgan Intrepid Plus Fund – Class A Shares (name effective until 5/3/10)

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 2	JPMorgan Insurance Trust Diversified Equity Portfolio – Class 2 Shares (name effective until 4/24/09)

JPMorgan Insurance Trust Mid Cap Growth Portfolio – Class 2	JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio – Class 2 Shares (name effective until 5/1/10)

JPMorgan Insurance Trust International Equity Portfolio – Class 2	N/A

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 2	N/A

JPMorgan Insurance Trust Intrepid Growth Portfolio – Class 2	JPMorgan Insurance Trust Large Cap Growth Portfolio – Class 2

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 2	JPMorgan Insurance Trust Small Cap Equity Portfolio – Class 2 Shares (name effective until 4/24/09)

JPMorgan International Realty Fund – Class A Shares	N/A

JPMorgan China Region Fund – Class A Shares	N/A

JPMorgan Global Opportunities Fund – Class A Shares	JPMorgan Global Focus Fund – Class A Shares (name effective until 11/1/11)

Current Name	Prior Name
JPMorgan Global Opportunities Fund– Class R2 Shares	JPMorgan Global Focus Fund – Class R2 Shares (name effective until 11/1/11)

JPMorgan Strategic Preservation Fund –Class A Shares	JPMorgan Global Strategic Preservation Fund –Class A Shares

JPMorgan India Fund – Class A Shares	N/A

JPMorgan Latin America Fund – Class A Shares	N/A

JPMorgan Russia Fund – Class A Shares	N/A

JPMorgan Value Discovery Fund – Class A Shares	N/A

JPMorgan Dynamic Growth Fund – Class A Shares	N/A

JPMorgan U.S. Large Cap Value Plus Fund – Class A Shares	N/A

JPMorgan U.S. Small Company Fund – Class A Shares	N/A

JPMorgan U.S. Small Company Fund – Class R2 Shares	N/A

JPMorgan Emerging Economies Fund – Class A Shares	N/A

JPMorgan International Opportunities Plus Fund – Class A Shares	N/A

JPMorgan Access Balanced Fund – Class A Shares	N/A

JPMorgan Access Growth Fund – Class A Shares	N/A

JPMorgan U.S. Research Equity Plus Fund – Class A Shares	N/A

JPMorgan U.S. Research Equity Plus Fund – Class R2 Shares	N/A

JPMorgan Alternative Strategies Fund – Class A Shares	N/A

JPMorgan Research Equity Long/Short Fund – Class A Shares	N/A

JPMorgan Global Natural Resources Fund – Class A Shares	N/A

JPMorgan Global Natural Resources Fund – Class R2 Shares	N/A

JPMorgan Growth Long/Short Fund – Class A Shares	N/A

JPMorgan Multi-Cap Long/Short Fund – Class A Shares	N/A

JPMorgan Tax Aware Equity Fund – Class A Shares	JPMorgan Tax Aware Disciplined Equity Fund – Class A Shares (name effective until 12/10/10)

JPMorgan Global Equity Income Fund – Class A Shares	N/A

JPMorgan Global Equity Income Fund – Class R2 Shares	N/A

JPMorgan Mid Cap Core Fund – Class A Shares	N/A

JPMorgan Mid Cap Core Fund – Class R2 Shares	N/A

JPMorgan Equity Focus Fund – Class A Shares	N/A

Security Capital U.S. Core Real Estate Securities Fund – Class A Shares	N/A

Security Capital U.S. Core Real Estate Securities Fund – Class R2 Shares	N/A

JPMorgan U.S. Large Cap Core Plus Fund II – Class A Shares	N/A

JPMorgan Asia Pacific Focus Fund – Class A Shares	N/A

JPMorgan Global Unconstrained Equity Fund – Class A Shares	N/A

JPMorgan Global Unconstrained Equity Fund – Class R2 Shares	N/A

Current Name	Prior Name
JPMorgan International Unconstrained Equity Fund – Class A Shares	N/A

JPMorgan International Unconstrained Equity Fund – Class R2 Shares	N/A

JPMorgan SmartAllocation Equity Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartAllocation Equity Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Quantitative Large Cap Plus Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Quantitative Large Cap Plus Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund – Class A Shares	JPMorgan California Bond Fund – Class A Shares

JPMorgan Emerging Markets Debt Fund – Class A Shares	JPMorgan Fleming Emerging Markets Debt Fund – Class A Shares

JPMorgan Intermediate Tax Free Bond Fund – Class A Shares	JPMorgan Intermediate Tax Free Income Fund – Class A Shares

JPMorgan New York Tax Free Bond Fund – Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund – Class A Shares

JPMorgan Short Term Bond Fund II – Class A Shares	JPMorgan Short Term Bond Fund II – Class A Shares

JPMorgan Short Term Bond Fund II – Class M Shares	JPMorgan Short Term Bond Fund II – Class M Shares

JPMorgan Arizona Municipal Bond Fund – Class A Shares	One Group Arizona Municipal Bond Fund – Class A Shares

JPMorgan Core Bond Fund – Class A Shares	One Group Bond Fund – Class A Shares

JPMorgan Core Bond Fund – Class R2 Shares	N/A

JPMorgan Government Bond Fund – Class A Shares	One Group Government Bond Fund – Class A Shares

JPMorgan Government Bond Fund – Class R2 Shares	N/A

JPMorgan High Yield Fund – Class A Shares	One Group High Yield Bond Fund - Class A Shares and JPMorgan High Yield Bond Fund – Class A Shares (name effective until 9/14/09)

JPMorgan High Yield Fund – Class R2 Shares	JPMorgan High Yield Bond Fund – Class R2 Shares (name effective until 9/14/09)

JPMorgan Core Plus Bond Fund – Class A Shares	One Group Income Bond Fund – Class A Shares

JPMorgan Core Plus Bond Fund – Class R2 Shares	N/A

JPMorgan Michigan Municipal Bond Fund – Class A Shares	One Group Michigan Municipal Bond Fund – Class A Shares

JPMorgan Mortgage-Backed Securities Fund – Class A Shares	One Group Mortgage Backed Securities Fund - Class A Shares

JPMorgan Municipal Income Fund – Class A Shares	One Group Municipal Income Fund – Class A Shares

JPMorgan Ohio Municipal Bond Fund – Class A Shares	One Group Ohio Municipal Bond Fund – Class A Shares

JPMorgan Short Duration Bond Fund – Class A Shares	One Group Short-Term Bond Fund – Class A Shares

Current Name	Prior Name
JPMorgan Short-Intermediate Municipal Bond Fund – Class A Shares	One Group Short-Term Municipal Bond Fund – Class A Shares and JPMorgan Short Term Municipal Bond Fund – Class A Shares (name effective until 4/30/09)

JP Morgan Tax Free Bond Fund – Class A Shares	One Group Tax-Free Bond Fund – Class A Shares

JP Morgan Treasury & Agency Fund – Class A Shares	One Group Treasury & Agency Fund – Class A Shares

JP Morgan Limited Duration Bond Fund – Class A Shares

One Group Ultra Short-Term Bond Fund – Class A Shares and JP Morgan Ultra Short Term Bond Fund – Class A Shares (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund – Class A Shares (name effective until 8/31/09)

JPMorgan Tax Aware Real Return Fund – Class A Shares	N/A

JPMorgan Real Return Fund – Class A Shares	N/A

JPMorgan Insurance Trust Core Bond Portfolio – Class 2	N/A

JPMorgan International Currency Income Fund – Class A Shares	N/A

JPMorgan Income Builder Fund – Class A Shares	JPMorgan World Income Builder Fund – Class A Shares

JPMorgan Tax Aware High Income Fund – Class A Shares	N/A

JPMorgan Strategic Income Opportunities Fund – Class A Shares	N/A

JPMorgan Total Return Fund – Class A Shares	N/A

JPMorgan Inflation Managed Bond Fund – Class A Shares	N/A

JPMorgan Inflation Managed Bond Fund – Class R2 Shares	N/A

Highbridge Dynamic Commodities Strategy Fund – Class A Shares	N/A

JPMorgan Credit Opportunities Fund – Class A Shares	N/A

JPMorgan Credit Opportunities Fund – Class R2 Shares	N/A

JPMorgan Multi-Sector Income Fund – Class A Shares	N/A

JPMorgan Multi-Sector Income Fund – Class R2 Shares	N/A

JPMorgan Diversified Real Return Fund – Class A Shares	N/A

JPMorgan Diversified Real Return Fund – Class R2 Shares	N/A

JPMorgan Tax Aware Income Opportunities Fund – Class A Shares	N/A

JPMorgan Floating Rate Income Fund – Class A Shares	N/A

JPMorgan Ex-G4 Currency Strategies Fund – Class A Shares	N/A

JPMorgan Emerging Markets Local Currency Debt Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Emerging Markets Local Currency Debt Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartAllocation Income Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartAllocation Income Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Current Name	Prior Name
JPMorgan Global Bond Opportunities Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Group Investor Balanced Fund – Class A Shares	One Group Investor Balanced Fund – Class A Shares

JP Morgan Conservative Growth Fund – Class A Shares	One Group Investor Conservative Growth Fund – Class A Shares

JPMorgan Investor Growth & Income Fund – Class A Shares	One Group Investor Growth & Income Fund – Class A Shares

JPMorgan Investor Growth Fund – Class A Shares	One Group Investor Growth Fund – Class A Shares

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund – Class A Shares	N/A

JPMorgan SmartRetirement Income Fund – Class R2 Shares

JPMorgan SmartRetirement 2010 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2010 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2015 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2015 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2020 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2025 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2030 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2035 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2040 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2045 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2050 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement 2055 Fund – Class A Shares	N/A

JPMorgan SmartRetirement 2055 Fund – Class R2 Shares	N/A

JPMorgan SmartRetirement Blend Income Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend Income Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)

Current Name	Prior Name
JPMorgan SmartRetirement Blend 2015 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2015 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2020 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2020 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2025 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2025 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2030 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2030 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2035 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2035 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2040 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2040 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2045 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2045 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2050 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2050 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan SmartRetirement Blend 2055 Fund – Class A Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Current Name	Prior Name
JPMorgan SmartRetirement Blend 2055 Fund – Class R2 Shares (effective upon the effectiveness of the Fund’s registration statement)	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund – Class A Shares	JPMorgan Global Flexible Fund – Class A Shares (name effective until 2/17/11)

JPMorgan Global Allocation Fund – Class R2 Shares	JPMorgan Global Flexible Fund – Class R2 Shares (name effective until 2/17/11)

JPMorgan Total Emerging Markets Fund – Class A Shares	N/A

JPMorgan Total Emerging Markets Fund – Class R2 Shares	N/A

*            *             *            *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:

Name:

Title: